UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

Clearside Biomedical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37783	45-2437375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Point Parkway Suite 200
Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 678 270-3631

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2023, Clearside Biomedical, Inc., through its wholly owned subsidiary Clearside Royalty LLC (“Royalty Sub”), entered into a letter agreement (the “Letter Agreement”) with Healthcare Royalty Partners IV, L.P. (“HCR”) and HCR Clearside SPV, LLC (as assignee of HCR Collateral Management, LLC) (“Agent”) amending that certain Purchase and Sale Agreement, dated as of August 8, 2022 (the “Purchase Agreement”), by and among Royalty Sub, HCR and Agent. Pursuant to the terms of the Letter Agreement, Royalty Sub and Agent mutually agreed that Royalty Sub waived any and all rights to the $12.5 million milestone payment which was deposited in an escrow account (“First Milestone Payment") in connection with the closing of the transactions contemplated by the Purchase Agreement and agreed to the release of the First Milestone Payment to Agent. The First Milestone Payment was to be released to Royalty Sub upon attainment of a pre-specified XIPERE sales milestone if such milestone was achieved by March 31, 2024 (“First Milestone Event”) or, at Agent’s option, in the event the First Milestone Event was not achieved.

The foregoing is a summary description of certain terms of the Letter Agreement, is not complete and is qualified in its entirety by reference to the text of the Letter Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

10.1	Letter Agreement, dated December 22, 2023, by and among Clearside Royalty LLC, Healthcare Royalty Partners IV, L.P. and HCR Clearside SPV, LLC (as assignee of HCR Collateral Management, LLC)

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2023	CLEARSIDE BIOMEDICAL, INC.

	By:	/s/ Charles A. Deignan
	Name:	Charles A. Deignan
	Title:	Chief Financial Officer